Semi-Annual Report


FPA New Income, Inc.



Distributor:
FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064


March 31, 1998

                                OFFICERS AND DIRECTORS





DIRECTORS

Donald E. Cantlay
DeWayne W. Moore
Lawrence J. Sheehan





OFFICERS

Robert L. Rodriguez, PRESIDENT AND
     CHIEF INVESTMENT OFFICER
Julio J. de Puzo, Jr., EXECUTIVE VICE PRESIDENT
Eric S. Ende, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER



INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064



COUNSEL

O'Melveny & Myers LLP
Los Angeles, California



CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts



SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 328-5000


This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

                                LETTER TO SHAREHOLDERS
DEAR FELLOW SHAREHOLDERS:


     This Semi-Annual Report covers the six-month period ended March 31, 1998. Your Fund's net asset value (NAV) closed at $11.27. Income dividends of $0.17 were paid on October 7, 1997, and January 7, 1998, to holders of record on September 30 and December 31, 1997, respectively. The January payment also included a $0.02 long-term capital gains distribution.


The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


     AVERAGE ANNUAL TOTAL RETURN

PERIODS ENDED MARCH 31, 1998
                                                     1 YEAR        5 YEARS        10 YEARS
FPA New Income, Inc.
  (NAV) . . . . . . . . . . . . . . . . . . .         9.85%*         7.74%*         9.54%*
FPA New Income, Inc.
  (Net of Sales Charge) . . . . . . . . . . .        4.91%++        6.75%++        9.04%++
Lipper Corporate Debt Fund
  "A" Rated Average . . . . . . . . . . . . .         11.63%          6.65%          8.76%
Lehman Brothers Government/
  Corporate Bond Index. . . . . . . . . . . .         12.39%          6.96%          8.93%


     The Fund's total rate of return for the six months was 3.55%* versus 4.12% and 4.78% for the Lipper Average and the Lehman Index, respectively. For the calendar year ended December 31, 1997, total returns were: FPA New Income, Inc., 8.31%*; Lipper Average, 9.17%; and the Lehman Index, 9.76%.


COMMENTARY



Your Fund underperformed the Lehman Index and the Lipper Average over the past six and twelve months, as shown above. The largest magnitude of underperformance covers the year ended March 31, 1998. This can be explained by the fact that bond yields fell for most of this period. As we discussed in our September 30, 1997 shareholder letter, we have been shifting the portfolio to a more defensive posture, which results in the portfolio participating to a lesser degree in a rally when rates decline. We describe below why we believe our strategy is the appropriate one.

     During the past year, the yield curve shifted down in an almost parallel fashion between the three- and thirty-year segments. Approximately 70% of this shift occurred between March and September of 1997. During the year, we explained why we believed the economy was likely to grow faster than consensus expectations. This outcome did occur; however, we missed the mark on inflation levels that were considerably less than what we were anticipating. In addition, the Asian crisis began and consensus expectations again moved towards a much slower economic outlook. The crisis convinced bond managers that the Federal Reserve would not need to tighten monetary policy and that they might have to ease rates to keep the "Asian problem" from spreading. We argued that the Asian problem would be contained with a much smaller impact than that expected at the time. Since then, the economy's growth rate has been far in excess of consensus expectations. I guess you can say that we were right, but still wrong.



In the past six months, interest rates have had difficulty extending their decline. We tried to convey this feeling in our last shareholder letter, when we lowered our anticipated longer term Treasury yield range to the 6% to 7% level. For a brief period, long-term Treasury yields fell to 5.65% but could not stay there very long. Since then, they have been contained in a very narrow range of 5.75% to 5.95%. With shorter term yields at 5.5%, an investor does not derive much additional yield through maturity extension. This is one of the flattest yield curves we have seen in a long time. Typically, flat yield curves are inherently unstable. Usually, they are a precursor to either an inverted yield curve (short rates are higher than long-term rates) or a much steeper yield curve (short rates fall much faster than longer term rates).

     We have a difficult time seeing the Federal Reserve lowering short-term rates in the near future and thus, a steep yield curve, by way of lower short-term rates, does not seem likely. The economy is already growing far faster than most economic forecasts. If it were not for the Asian difficulty, we believe the Fed would have already moved shorter term rates somewhat higher. Fed policy has been very


------------------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown


++ Reflects deduction of the maximum sales charge of 4.50% of the offering price stable over the past nine months, and the next six to nine months should be very telling. If Asia does not slow U.S. economic growth materially, the Fed may be forced to raise short-term rates in order to moderate economic growth. All signs point to continuing growth. Unemployment rates are hovering at twenty-five-year lows while consumer confidence levels set new highs. We also see signs of inflation beginning to return. Wage rates are growing in excess of 4%, while health-care inflation is starting to show renewed strength. Rate increases from health maintenance organizations are now running between 5% and 10% for the coming year. Unless corporations get significant productivity improvements, these costs will either have to be passed on or be absorbed. In the eighth year of an economic recovery, it does not seem likely that we will get major productivity improvements, especially with a very low unemployment rate. If this sounds familiar to you, we made these same arguments a year ago. Our problem was that we were too early. It now seems more likely that these pressures should start to destabilize the bond market.

     We believe that it is more prudent to protect your capital while awaiting better investment opportunities. Not only is one not being paid sufficiently to take on maturity risk, credit spreads are also very tight. With a strong economy, lenders are willing to take on greater credit risk for lower yields. This typically occurs late in an economic cycle. We again are being very patient in order to invest at a more opportune time.

     Finally, we still believe that we are in a period of temporary fiscal budgetary calm. One cannot pick up the newspaper without reading about the budget surplus. We have been surprised by the magnitude of recovery, but we still question its durability. The Federal government is having a difficult time estimating its revenue. The surging stock market has created surprisingly large capital gains tax receipts. We should not take them as sustainable--they should be viewed more as a positive windfall. Until the Federal government gets a handle on how it will deal with its growing entitlement liabilities, these windfall revenues should be used to get a jump-start on them. What is done in this area over the next one to three years will help determine how U.S. interest rates shift.

     Our defensive portfolio posturing has shown very tangible benefits when interest rates have risen only a small amount. During these brief periods, your Fund has gained considerable relative performance versus the bond market and other high-quality bond funds. This indicates to us that the average bond fund is either very close to or in excess of its duration benchmark. In the case of your Fund, its portfolio duration at March 31, 1998 was 2.85 years versus 3.85 years at September 30 and 4.87 years last March 31. (The lower the duration number, the more defensive and less volatile a portfolio is.) By comparison, the Lehman Index's duration is approximately 5.2 years. Since September, the portfolio's duration has dropped dramatically because of the Fund's rapid growth as well as the changing characteristics of some of the securities held. Our large exposure to mortgage securities makes it likely that many will prepay at a faster rate due to the decline in interest rates. This does not come as a surprise since many of the securities were purchased with the idea that if interest rates got to these lower levels, we would experience higher prepayment rates. We view this as a built-in hedge against a portfolio manager getting more optimistic after an interest-rate decline. To help protect the portfolio from duration extension risk should interest rates rise, we increased our holdings of interest only, "I.O.," securities from 1.7% at September 30 to 5.5% at March 31. These are securities whose value generally increases when interest rates rise. They are part of the derivatives portion of the portfolio that totals 12.8% of assets.

     We continue to increase our exposure to Treasury Inflation Index Bonds. They now represent almost 20% of the portfolio versus 10% at September 30. Our reasons for holding these were discussed in our September shareholder letter. After these additions, the portfolio continues to maintain its high-quality asset mix. Government/Agency securities total 65% with 64% of these being in agency mortgage-backed securities. An additional 2% is invested in AAA mortgage-backed securities. High-yield and convertible securities represent 7% and 5%, respectively. Short-term liquidity totals 16%.

     In closing, we wish to thank all of our shareholders for their support and investment in the Fund.

Respectfully submitted,

/s/ Robert L. Rodriguez

Robert L. Rodriguez, C.F.A.
President & Chief Investment Officer

April 21, 1998

                               MAJOR PORTFOLIO CHANGES
                           Six Months Ended March 31, 1998

                                                                          Shares or
                                                                          Principal
                                                                            Amount
                                                                        ------------
NET PURCHASES


NON-CONVERTIBLE BONDS & DEBENTURES
Federal Home Loan Mortgage Corporation (REMIC) --7% 2010 (1). . . . .  $ 16,327,009
Federal National Mortgage Association (PAC-IO-REMIC) --6% 2027 (1). .  $ 47,434,722
Federal National Mortgage Association (PAC-IO-REMIC) --6% 2028 (1). .  $ 30,007,000
Green Tree Financial Corporation (CMO) --6.9% 2004. . . . . . . . . .  $  1,887,596
Green Tree Financial Corporation (CMO) --7 1/2% 2005 (1). . . . . . .  $ 13,560,832
Oregon Steel Mills, Inc. --11% 2003 . . . . . . . . . . . . . . . . .  $  2,300,000
Province of Ontario --11 3/4% 2013 (1). . . . . . . . . . . . . . . .  $  9,000,000
U.S. Treasury Inflation-Indexed Notes --3% 2007 . . . . . . . . . . .  $ 72,763,070

CONVERTIBLE BONDS & DEBENTURES
Homebase, Inc. --5 1/4% 2004 (144A) (1) . . . . . . . . . . . . . . .  $  2,800,000
Homebase, Inc. --5 1/4% 2004 (1). . . . . . . . . . . . . . . . . . .  $  1,150,000
Read-Rite Corporation --6 1/2% 2004 (1) . . . . . . . . . . . . . . .  $  4,230,000

NET SALES

NON-CONVERTIBLE BONDS & DEBENTURES

Countrywide Funding Corporation --7% 2014 (2) . . . . . . . . . . . .  $  2,809,166
Federal Home Loan Bank (Indexed Notes) --6.55% 2003 . . . . . . . . .  $  2,672,609
Federal Home Loan Bank --6% 1999 (2). . . . . . . . . . . . . . . . .  $ 11,500,000
Federal Home Loan Mortgage Corporation (PAC-REMIC) --7% 2008. . . . .  $  1,729,357
Federal Home Loan Mortgage Corporation (PAC-REMIC) --9 1/2 2019 . . .  $  3,906,718
Federal Home Loan Mortgage Corporation (REMIC) --7 1/2% 2018. . . . .  $  3,157,083
Federal National Mortgage Association (15 YR) --8 1/2% 2008 . . . . .  $  4,192,046
Federal National Mortgage Association (PAC-REMIC) --7 3/4% 2023 . . .  $  2,406,767
Federal National Mortgage Association (PAC-REMIC) --8 1/2% 2025 (2) .  $  5,273,150
Federal National Mortgage Association  --0/8.62% 2022 (2) . . . . . .  $  9,500,000
Government National Mortgage Association II --8% 2027 . . . . . . . .  $  1,218,185
Government National Mortgage Association (REMIC) --7.99125% 2010. . .  $  1,658,699
Home Mac Mortgage Securities Corporation (CMO) --9.15% 2019 (2) . . .  $  3,375,719
Merrill Lynch Mortgage Investors, Inc. Class A --8.3% 2012. . . . . .  $  1,277,608

CONVERTIBLE DEBENTURE
Michaels Stores, Inc. --6 3/4% 2003 (2) . . . . . . . . . . . . . . .  $  2,000,000

CONVERTIBLE PREFERRED STOCK
Integon Corporation (2) . . . . . . . . . . . . . . . . . . . . . . .         30,000 shs.




(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                                                          PORTFOLIO OF INVESTMENTS
                                                               March 31, 1998

                                                                           Principal
BONDS & DEBENTURES                                                         Amount         Cost           Value
---------------------------------------------------------------------- --------------  -------------   -----------
U.S. GOVERNMENT & AGENCIES
Mortgage-Backed Securities -- 41.4%
Federal Home Loan Bank (Indexed Notes) --6.55% 2003 . . . . . . . . . $  3,518,641     $ 3,484,810     $ 3,527,437
Federal Home Loan Mortgage Corporation (CMO)
  --7 1/2% 2004 . . . . . . . . . . . . . . . . . . . . . . . . . . .    7,000,000       7,052,500       7,026,250
  --8 1/2% 2024 . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,358,122       4,385,360       4,379,912
Federal Home Loan Mortgage Corporation (PAC-REMIC)
  --7% 2008 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10,975,058      10,825,589      10,982,076
  --7 1/2% 2021 . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,214,888       4,268,233       4,299,270
  --7 1/2% 2022 . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,600,000       1,580,000       1,602,000
  --8% 2019 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5,000,000       5,151,758       5,123,438
  --9 1/2% 2019 . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,773,710       1,804,334       1,774,263
Federal Home Loan Mortgage Corporation (PAC-IO-CMO)
  --6 1/2% 2020 . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,640,181         331,412         332,167
  --7% 2020 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8,000,000       1,307,567       1,570,000
Federal Home Loan Mortgage Corporation (PAC-IO-REMIC)
  --6 1/2% 2007 . . . . . . . . . . . . . . . . . . . . . . . . . . .   15,779,562       1,588,442       1,671,647
  --6 1/2% 2023 . . . . . . . . . . . . . . . . . . . . . . . . . . .    7,192,264         913,250         966,460
Federal Home Loan Mortgage Corporation (REMIC)
  --7% 2007 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6,248,912       6,174,706       6,256,723
  --7% 2008 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15,681,454      15,546,281      15,686,878
  --7% 2010 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16,327,009     16,339,764       16,332,111
  --7% 2023 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5,000,000       4,487,500       4,956,250
  --7 1/2% 2007 . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,500,000       3,512,813       3,504,375
  --7 1/2% 2018 . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,653,680       3,654,783       3,654,821
  --7 1/2% 2026 ("Z") . . . . . . . . . . . . . . . . . . . . . . . .    8,382,037       7,529,209       8,402,992
  --10.15% 2006 . . . . . . . . . . . . . . . . . . . . . . . . . . .       44,417          45,421          44,931
Federal National Mortgage Association (15 YR) --81/2% 2008. . . . . .    2,273,954       2,317,656       2,274,664
Federal National Mortgage Association (PAC-REMIC)
  --7% 2007 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,399,772       1,384,025       1,399,772
  --7 3/4% 2023 . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,093,233       1,004,408       1,091,183
  --8% 2023 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5,955,125       5,910,462       5,955,125
  --8 1/2% 2024 . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,054,398       1,067,907       1,052,421
Federal National Mortgage Association (PAC-IO-REMIC)
  --6% 2027 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47,434,722      14,801,922      15,638,635
  --6% 2028 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30,007,000       9,939,819      10,286,775
  --6 1/2% 2009 . . . . . . . . . . . . . . . . . . . . . . . . . . .    6,824,384       1,008,759       1,064,177
  --6 1/2% 2020 . . . . . . . . . . . . . . . . . . . . . . . . . . .    6,000,000         926,311         935,625
  --7% 2004 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,308,184         194,854         203,995
  --7% 2017 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7,512,446         186,788         518,828

                                                       PORTFOLIO OF INVESTMENTS
                                                            March 31, 1998

                                                                        Principal
BONDS & DEBENTURES--CONTINUED                                            Amount            Cost            Value
---------------------------------------------------------------------  -------------  --------------  -------------
Federal National Mortgage Association (REMIC)
  --4.85% 2022. . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 18,500,000    $ 17,897,656    $ 17,921,875
  --7% 2008 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8,878,699       8,778,653       8,878,699
  --7% 2023 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6,406,075       6,213,893       6,386,056
  --7% 2024 ("Z") . . . . . . . . . . . . . . . . . . . . . . . . . .   10,383,654       8,303,899       9,939,104
  --7 1/2% 2010 . . . . . . . . . . . . . . . . . . . . . . . . . . .    8,409,399       8,383,120       8,419,911
  --7 1/2% 2024 ("Z") . . . . . . . . . . . . . . . . . . . . . . . .   15,296,547      13,900,360      15,173,499
  --7 1/2% 2026 ("Z") . . . . . . . . . . . . . . . . . . . . . . . .   10,495,857       9,353,586      10,450,368
  --8% 2011 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,810,066       1,819,116       1,810,066
  --8% 2022 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5,847,012       5,843,358       5,859,802
Government National Mortgage Association --7 1/2% 2023. . . . . . . .      728,369         696,503         747,489
Government National Mortgage Association II --8% 2027 . . . . . . . .    8,390,406       8,513,640       8,665,716
Government National Mortgage Association (MH)
  --8 1/4% 2006-7 . . . . . . . . . . . . . . . . . . . . . . . . . .      524,155         550,246         539,880
  --8 3/4% 2006 . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,134,695       1,173,510       1,188,593
  --8 3/4% 2011 . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,257,055       1,299,481       1,303,409
  --9% 2010 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      836,257         872,847         878,070
  --9% 2011 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,695,160       1,786,485       1,779,918
  --9 1/4% 2010-11. . . . . . . . . . . . . . . . . . . . . . . . . .    1,113,155       1,172,704       1,164,638
  --9 3/4% 2005-6 . . . . . . . . . . . . . . . . . . . . . . . . . .    2,643,373       2,819,958       2,795,367
  --9 3/4% 2012-13. . . . . . . . . . . . . . . . . . . . . . . . . .    1,128,043       1,215,149       1,192,905
Government National Mortgage Association (PL)
  --10 1/4% 2017. . . . . . . . . . . . . . . . . . . . . . . . . . .      923,630       1,002,138         946,721
Government National Mortgage Association (REMIC)
  --7.99125% 2010 . . . . . . . . . . . . . . . . . . . . . . . . . .      789,125         789,125         789,125
                                                                                      ------------    ------------
                                                                                      $241,112,070    $249,346,412
                                                                                      ------------    ------------

OTHER U.S. GOVERNMENT & AGENCIES -- 23.6%
Tennessee Valley Authority --8% 1999. . . . . . . . . . . . . . . . . $  3,400,000    $  3,222,781    $  3,530,516
U.S. Small Business Administration --9.8% 1998. . . . . . . . . . . .      266,642         268,216         268,308
U.S. Treasury Inflation-Indexed Notes --3% 2007 . . . . . . . . . . .  123,919,065    121,120,426      120,162,768
U.S. Treasury Notes --8 1/4% 2005 . . . . . . . . . . . . . . . . . .    1,800,000       1,706,250       1,888,875
U.S. Treasury Notes Strip --0% 2009 . . . . . . . . . . . . . . . . .   31,000,000      12,608,815      15,823,330
                                                                                      ------------    ------------
                                                                                      $138,926,488    $141,673,797
                                                                                      ------------    ------------
TOTAL U.S. GOVERNMENT & AGENCIES -- 65.0%                                             $380,038,558    $391,020,209
                                                                                      ------------    ------------
MORTGAGE BONDS
ASSET BACKED -- 4.6%
DLJ Mortgage Acceptance Corp. (Series 1997-E Class "B")
  --7.5481% 2026* . . . . . . . . . . . . . . . . . . . . . . . . . . $  5,076,405    $  4,479,928    $  4,635,393
Green Tree Financial Corporation (CMO)
  --6.9% 2004 . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7,131,808       7,094,132       7,111,749
  --7 1/4% 2005 . . . . . . . . . . . . . . . . . . . . . . . . . . .   13,560,832      13,640,290      13,522,692

                                                       PORTFOLIO OF INVESTMENTS
                                                            March 31, 1998

                                                                        Principal
BONDS & DEBENTURES--CONTINUED                                            Amount           Cost           Value
----------------------------------------------------------------------  ------------  --------------   -----------
Merrill Lynch Mortgage Investors, Inc. Class A
  (backed by Manufactured Housing First Mortgages)
  --8.3% 2012 . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 2,450,004    $  2,453,300     $ 2,466,847
  --9.2% 2011 . . . . . . . . . . . . . . . . . . . . . . . . . . . .       45,267          45,054          45,493
                                                                                      ------------     -----------
                                                                                      $ 27,712,704     $27,782,174
                                                                                      ------------     -----------
MORTGAGE BACKED -- 0.8%
Residential Funding Mortgage Securities (REMIC)
  --7 3/4% 2026 . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 5,000,000    $  5,078,125     $ 5,018,750
                                                                                      ------------     -----------
TOTAL MORTGAGE BONDS -- 5.4%. . . . . . . . . . . . . . . . . . . . .                 $ 32,790,829     $32,800,924
                                                                                      ------------     -----------

FOREIGN GOVERNMENT SECURITY -- 1.6%
Province of Ontario --11 3/4% 2013. . . . . . . . . . . . . . . . . .  $ 9,000,000    $  9,460,800     $ 9,499,212
                                                                                      ------------     -----------

CORPORATE BONDS & DEBENTURES -- 6.3%
Advantica Restaurant Group, Inc. --11 1/4% 2008 . . . . . . . . . . .  $10,928,038    $ 11,135,538    $ 11,638,360
Busse Broadcasting Corporation --11% 2000 . . . . . . . . . . . . . .    3,250,000       3,176,600       3,501,875
Genesco Inc. --10% 2003 . . . . . . . . . . . . . . . . . . . . . . .    1,000,000         980,000       1,035,000
Michaels Stores, Inc. --10% 2006. . . . . . . . . . . . . . . . . . .    5,000,000       4,386,113       5,575,000
Oregon Steel Mills, Inc. --11% 2003 . . . . . . . . . . . . . . . . .    3,300,000       3,501,375       3,613,500
Plantronics, Inc. --10% 2001. . . . . . . . . . . . . . . . . . . . .    3,248,000       3,299,575       3,377,920
Trump Atlantic City Associates --11 1/4% 2006 . . . . . . . . . . . .    9,000,000       8,829,875       9,247,500
                                                                                      ------------     -----------
                                                                                      $ 35,309,076    $ 37,989,155
                                                                                      ------------     -----------

TOTAL NON-CONVERTIBLE
 BONDS & DEBENTURES -- 78.3%. . . . . . . . . . . . . . . . . . . . .                 $457,599,263    $471,309,500
                                                                                      ------------    ------------

CONVERTIBLE SECURITIES
CONVERTIBLE BONDS & DEBENTURES -- 4.8%
Alexander Haagen Properties, Inc.
  --7 1/2% 2001 (Class "A") . . . . . . . . . . . . . . . . . . . . .  $ 3,600,000     $ 3,256,088    $  3,618,000
  --7 1/2% 2001 (Class "B") . . . . . . . . . . . . . . . . . . . . .    5,800,000       5,521,688       5,829,000
Charming Shoppes, Inc. --7 1/2% 2006. . . . . . . . . . . . . . . . .    7,000,000       6,853,250       6,702,500
DRS Technologies, Inc.
  --8 1/2% 1998 . . . . . . . . . . . . . . . . . . . . . . . . . . .      852,000         615,979         861,585
  --9% 2003 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,000,000       2,000,000       3,180,000
Homebase, Inc.
  --5 1/4% 2004*. . . . . . . . . . . . . . . . . . . . . . . . . . .    2,800,000       2,534,000       2,898,000
  --5 1/4% 2004 . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,150,000       1,037,875       1,190,250
Quantum Health Resources, Inc. --4 3/4% 2000. . . . . . . . . . . . .    1,000,000         776,250         940,000
Read-Rite Corporation --6 1/2% 2004 . . . . . . . . . . . . . . . . .    4,230,000       3,422,637       3,426,300
                                                                                       -----------    ------------
                                                                                       $26,017,767    $ 28,645,635
                                                                                       -----------    ------------

                                                       PORTFOLIO OF INVESTMENTS
                                                            March 31, 1998

                                                                        Shares or
                                                                        Principal
CONVERTIBLE SECURITIES--CONTINUED                                        Amount           Cost           Value
---------------------------------------------------------------------- -------------  ------------     -----------
CONVERTIBLE PREFERRED STOCK -- 0.1%
Network Imaging Corporation . . . . . . . . . . . . . . . . . . . . .       75,000    $  1,400,000    $    867,188
                                                                                      ------------    ------------
TOTAL CONVERTIBLE SECURITIES -- 4.9%. . . . . . . . . . . . . . . . .                  $27,417,767     $29,512,823
                                                                                      ------------    ------------

OTHER PREFERRED STOCK -- 0.7%
Crown American Realty Trust . . . . . . . . . . . . . . . . . . . . .       78,500    $  3,926,642    $  4,214,469
                                                                                      ------------    ------------

SHORT-TERM INVESTMENTS -- 7.8%
Federal National Mortgage Association (Floating Rate)
  --5.433% 6/24/98. . . . . . . . . . . . . . . . . . . . . . . . . . $ 10,000,000    $  9,987,351    $  9,993,000
  --5.668% 11/3/98. . . . . . . . . . . . . . . . . . . . . . . . . .   11,000,000      11,000,000      10,995,171
  --5.368% 5/25/99. . . . . . . . . . . . . . . . . . . . . . . . . .    5,000,000       4,992,500       4,961,500
  --5.713% 6/30/99. . . . . . . . . . . . . . . . . . . . . . . . . .   10,000,000      10,000,000       9,994,000
Private Export Funding Corp. (Floating Rate)
  --5.468% 2/28/98. . . . . . . . . . . . . . . . . . . . . . . . . .   11,250,000      11,248,875      11,221,875
                                                                                      ------------    ------------
                                                                                      $ 47,228,726    $ 47,165,546
                                                                                      ------------    ------------
TOTAL INVESTMENT SECURITIES -- 91.7%. . . . . . . . . . . . . . . . .                 $536,172,398    $552,202,338
                                                                                      ------------    ------------
                                                                                      ------------
OTHER SHORT-TERM INVESTMENTS -- 8.8%
Short-term Corporate Notes:
  American General Financial Corporation --5.54% 4/1/98 . . . . . . . $  3,131,000                    $  3,131,000
  Ford Motor Credit Corporation --5.54% 4/2/98. . . . . . . . . . . .   20,000,000                      19,996,922
  American Express Credit Corporation --53/4% 4/3/98. . . . . . . . .    2,474,000                       2,473,210
  General Electric Financial Assurance Company
    --5.54% 4/6/98. . . . . . . . . . . . . . . . . . . . . . . . . .   17,160,000                      17,146,796
  General Electric Capital Corporation --5.54% 4/7/98 . . . . . . . .   10,000,000                       9,990,767
                                                                                                      ------------
                                                                                                      $ 52,738,695
                                                                                                      ------------
TOTAL INVESTMENTS -- 100.5% . . . . . . . . . . . . . . . . . . . . .                                 $604,941,033
Liabilities less other assets -- (0.5)% . . . . . . . . . . . . . . .                                  (3,039,559)
                                                                                                      ------------
TOTAL NET ASSETS -- 100%. . . . . . . . . . . . . . . . . . . . . . .                                 $601,901,474
                                                                                                      ------------
                                                                                                      ------------




* Restricted securities purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration.

See notes to financial statements.

                                            STATEMENT OF ASSETS AND LIABILITIES
                                                      March 31, 1998

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $536,172,398). . . . . . . . . . . . . . . . .    $ 552,202,338
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less) . . . . . . . . . . . . . . . .       52,738,695   $604,941,033
                                                                         -------------   ------------
  Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             807
  Receivable for:
    Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $   5,854,286
    Capital Stock sold. . . . . . . . . . . . . . . . . . . . . . . .        2,518,340      8,372,626
                                                                         -------------   ------------
                                                                                         $613,314,466


LIABILITIES
  Payable for:
    Investment securities purchased . . . . . . . . . . . . . . . . .    $   9,939,819
    Capital Stock repurchased . . . . . . . . . . . . . . . . . . . .        1,094,965
    Advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . .          255,120
    Accrued expenses and other liabilities. . . . . . . . . . . . . .          123,088     11,412,992
                                                                         -------------   ------------

NET ASSETS -- equivalent to $11.27 per share on 53,431,056
  shares of Capital Stock outstanding . . . . . . . . . . . . . . . .                    $601,901,474
                                                                                         ------------
                                                                                         ------------


SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 53,431,056 shares . . . . . . . .                    $    534,310
  Additional Paid-in Capital. . . . . . . . . . . . . . . . . . . . .                     575,479,099
  Undistributed net realized gains on investments . . . . . . . . . .                         859,735
  Undistributed net investment income . . . . . . . . . . . . . . . .                       8,998,390
  Unrealized appreciation of investments. . . . . . . . . . . . . . .                      16,029,940
                                                                                         ------------
  Net assets at March 31, 1998. . . . . . . . . . . . . . . . . . . .                    $601,901,474
                                                                                         ------------
                                                                                         ------------





See notes to financial statements.

                                                 STATEMENT OF OPERATIONS
                                        For the Six Months Ended March 31, 1998


INVESTMENT INCOME

    Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    $ 18,613,427
    Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         215,875
                                                                                         ------------
                                                                                         $ 18,829,302

EXPENSES
    Advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . .     $  1,408,088
    Transfer agent fees and expenses. . . . . . . . . . . . . . . . .          129,355
    Registration fees . . . . . . . . . . . . . . . . . . . . . . . .           83,566
    Custodian fees and expenses . . . . . . . . . . . . . . . . . . .           29,734
    Directors' fees and expenses. . . . . . . . . . . . . . . . . . .           18,234
    Audit fees. . . . . . . . . . . . . . . . . . . . . . . . . . . .           11,463
    Reports to shareholders . . . . . . . . . . . . . . . . . . . . .            9,266
    Legal fees. . . . . . . . . . . . . . . . . . . . . . . . . . . .            5,758
    Postage . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,985
    Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,809
    Other expenses. . . . . . . . . . . . . . . . . . . . . . . . . .           15,068      1,719,326
                                                                          ------------   ------------
            Net investment income . . . . . . . . . . . . . . . . . .                    $ 17,109,976
                                                                                         ------------

NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less). . .     $ 86,279,662
    Cost of investment securities sold. . . . . . . . . . . . . . . .       85,262,194
                                                                          ------------
        Net realized gain on investments. . . . . . . . . . . . . . .                    $  1,017,468

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period. . . . . . . . . .     $ 14,493,396
    Unrealized appreciation at end of period. . . . . . . . . . . . .       16,029,940
                                                                          ------------
        Increase in unrealized appreciation of investments. . . . . .                       1,536,544
                                                                                         ------------

            Net realized and unrealized gain on investments . . . . .                    $  2,554,012
                                                                                         ------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .                    $ 19,663,988
                                                                                         ------------
                                                                                         ------------




See notes to financial statements.

                                            STATEMENT OF CHANGES IN NET ASSETS

                                                                            Six Months Ended               Year Ended
                                                                             March 31, 1998            September 30, 1997
                                                                       --------------------------   ---------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income . . . . . . . . . . . . . . . . . . . . . . .  $  17,109,976                 $ 27,558,396
  Net realized gain on investments. . . . . . . . . . . . . . . . . .      1,017,468                    1,065,224
  Increase in unrealized
    appreciation of investments . . . . . . . . . . . . . . . . . . .      1,536,544                   10,242,528
                                                                       -------------                 ------------
Increase in net assets resulting
  from operations . . . . . . . . . . . . . . . . . . . . . . . . . .                 $ 19,663,988                  $ 38,866,148
Distributions to shareholders from:
  Net investment income . . . . . . . . . . . . . . . . . . . . . . .  $(16,408,903)                $(24,604,952)
  Net realized capital gains. . . . . . . . . . . . . . . . . . . . .    (1,183,945)  (17,592,848)    (1,692,535)   (26,297,487)
                                                                       -------------                -------------
Capital Stock transactions:
  Proceeds from Capital Stock sold. . . . . . . . . . . . . . . . . .  $ 121,640,872                 $244,845,762
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions. . . . . . . . . . . . . . . . . .     15,120,278                   18,444,941
  Cost of Capital Stock repurchased . . . . . . . . . . . . . . . . .   (66,504,633)    70,256,517   (84,582,474)    178,708,229
                                                                       -------------  ------------  -------------   ------------
Total increase in net assets. . . . . . . . . . . . . . . . . . . . .                 $ 72,327,657                  $191,276,890

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $8,297,317 and $5,343,873. . . . . . . . . . . . . . . . . . . .                  529,573,817                   338,296,927
                                                                                      ------------                  ------------
End of period, including
  undistributed net investment income
  of $8,998,389 and $8,297,317. . . . . . . . . . . . . . . . . . . .                 $601,901,474                  $529,573,817
                                                                                      ------------                  ------------
                                                                                      ------------                  ------------

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold. . . . . . . . . . . . . . . . . . . . .                   10,891,927                    22,283,273
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions . . . . . . . . . . . . . . . . . . . . . . . . .                    1,366,001                     1,697,911
Shares of Capital Stock repurchased . . . . . . . . . . . . . . . . .                  (5,953,316)                   (7,684,688)
                                                                                      ------------                  ------------
Increase in Capital Stock outstanding . . . . . . . . . . . . . . . .                    6,304,612                    16,296,496
                                                                                      ------------                  ------------
                                                                                      ------------                  ------------


See notes to financial statements.

                                              FINANCIAL HIGHLIGHTS

                                  SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK
                                        OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  Six
                                                                 Months
                                                                 Ended
                                                                 March                    Year Ended September 30,
                                                                  31,     -------------------------------------------------------
                                                                 1998      1997        1996        1995        1994        1993
                                                               --------   --------    -------     --------   --------    --------
Per share operating performance:
Net asset value at beginning of period. . . . . . . . . . .    $ 11.24    $ 10.97     $ 11.05     $ 10.52    $ 11.32     $ 10.90
                                                               -------    -------     -------     -------    -------     -------

Net investment income . . . . . . . . . . . . . . . . . . .    $  0.33    $  0.68     $  0.68     $  0.67    $  0.68     $  0.70

Net realized and unrealized gain (loss) on
  investment securities . . . . . . . . . . . . . . . . . .       0.06       0.32        0.06        0.55     (0.51)        0.49
                                                               -------    -------     -------     -------    -------     -------

Total from investment operations. . . . . . . . . . . . . .    $  0.39    $  1.00     $  0.74     $  1.22    $  0.17        1.19
                                                               -------    -------     -------     -------    -------     -------

Less distributions:
  Dividends from net investment income. . . . . . . . . . .    $(0.34)    $(0.68)     $(0.66)     $(0.69)    $(0.70)     $(0.70)
  Distributions from net realized
    capital gains . . . . . . . . . . . . . . . . . . . . .     (0.02)     (0.05)      (0.16)          --     (0.27)      (0.07)
                                                               -------    -------     -------     -------    -------     -------
Total distributions . . . . . . . . . . . . . . . . . . . .    $(0.36)    $(0.73)     $(0.82)     $(0.69)    $(0.97)     $(0.77)
                                                               -------    -------     -------     -------    -------     -------
Net asset value at end of period. . . . . . . . . . . . . .    $ 11.27    $ 11.24     $ 10.97     $ 11.05    $ 10.52     $ 11.32
                                                               -------    -------     -------     -------    -------     -------
                                                               -------    -------     -------     -------    -------     -------


Total investment return*. . . . . . . . . . . . . . . . . .      3.55%      9.54%       7.00%      12.14%      1.60%      11.42%


Ratios/supplemental data:
Net assets at end of period (in $000's) . . . . . . . . . .    601,901    529,574     338,297     207,018122,708         115,062
Ratio of expenses to average net assets . . . . . . . . . .     0.60%+      0.59%       0.63%       0.68%      0.74%       0.73%
Ratio of net investment income to
  average net assets. . . . . . . . . . . . . . . . . . . .     6.00%+      6.37%       6.44%       6.50%      6.41%       6.48%
Portfolio turnover rate . . . . . . . . . . . . . . . . . .       39%+        29%         16%         31%        39%         41%


* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended March 31, 1998 is not annualized.

+    Annualized


See notes to financial statements.

                            NOTES TO FINANCIAL STATEMENTS
                                    March 31, 1998

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation


          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value.


B.   Federal Income Tax


          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.


D.   Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.



NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $189,693,664 for the six months ended March 31, 1998. Realized gains or losses are based on the specific-certificate identification method. Cost of investment securities owned at March 31, 1998 was the same for federal income tax and financial reporting purposes.


NOTE 3 -- ADVISORY FEES AND OTHER


AFFILIATED TRANSACTIONS
     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the

                            NOTES TO FINANCIAL STATEMENTS
                                    March 31, 1998

Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended March 31, 1998, the Fund paid aggregate fees of $18,000 to four Directors who were not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.


NOTE 4 -- DISTRIBUTOR

     For the six months ended March 31, 1998, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $72,133 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

     On March 31, 1998, the Board of Directors declared a dividend from net investment income of $0.16 per share payable April 7, 1998 to shareholders of record on March 31, 1998. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 1, 1998.